American Century Investment Trust
Summary Prospectuses and Prospectuses Supplement

Supplement dated June 5, 2014

Short Duration Fund
Summary Prospectus and Prospectus dated July 26, 2013
Short Duration Inflation Protection Bond Fund
Summary Prospectus and Prospectus dated July 26, 2013 (as revised January 24, 2014)

The following changes are effective July 28, 2014.

The following replaces the third sentence under the Fees and Expenses section on page 1 of the summary prospectuses and page 2 of the prospectuses.

More information about these and other discounts, as well as variations in charges that may apply to purchases of $500,000 or more, is available from your financial professional and in Calculation of Sales Charges on page 14 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

The following replaces the chart the A Class section on page 14 of the Short Duration Inflation Protection Bond prospectus and page 15 of the Short Duration prospectus.

A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 - $249,999	1.75%	1.78%	1.50%
$250,000 - $499,999	1.50%	1.52%	1.25%
$500,000 - $3,999,999	0.00%	0.00%	0.75%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%

There is no front-end sales charge for purchases of $500,000 or more (or purchases of $1,000,000 or more prior to July 28, 2014), but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current market value at redemption, subject to the exceptions listed below. No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Throughout the Calculation of Sales Charges section on pages 14-16 of the Short Duration Inflation Protection Bond and the Short Duration prospectuses, references to an individual’s “immediate family” include their spouse or domestic partner and children, step-children, parents or step-parents of them, their spouse or domestic partner.

The following replaces the first sentence of the Letter of Intent section on page 15 of the Short Duration Inflation Protection Bond and Short Duration prospectuses.

Letter of Intent. A Letter of Intent allows you to combine all purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge, except for purchases in the A or C Class of money market funds.

The following replaces the Waivers for Certain Investors section on page 15 of the Short Duration Inflation Protection Bond prospectus and page 16 of the Short Duration prospectus.

The sales charge on A Class shares may be waived for:

•
Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members, which includes their spouse or domestic partner and children, step-children, parents or step-parents of them, their spouse or domestic partner) having selling agreements with the advisor or distributor

•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Current officers, directors or employees of American Century Investments
•
Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•
Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010. However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes.  Please consult with your financial professional for further details.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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